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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 1999


                          CITIZENS BANKING CORPORATION
             (Exact name of Registrant as specified in its charter)



          Michigan                     0-10535                  38-2378932
 (State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)


                            328 South Saginaw Street,
                              Flint, Michigan 48502
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (810)766-7500



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 1, 1999 (the "Effective Date"), pursuant to an Agreement and Plan of Merger, dated as of April 18, 1999, as amended and restated as of July 30, 1999 (the "Merger Agreement"), by and among Citizens Banking Corporation (the "Registrant"), Citizens Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub"), and F&M Bancorporation, Inc. ("F&M"), Merger Sub merged with and into F&M (the "Merger"). As a result of the Merger, F&M, the surviving corporation, became a wholly-owned subsidiary of the Registrant. On the Effective Date, each share of F&M common stock issued and outstanding was converted into the right to receive 1.303 shares of the Registrant's common stock. The background of the Merger, a description of the recommendations of the Registrant's Board and the F&M Board, and the reasons for the Merger are included in the Registrant's Registration Statement on Form S-4 (the "Registration Statement") filed September 3, 1999, Registration No. 333-86569, and are incorporated herein by reference.

         F&M is a midwestern bank holding company, that, through its bank subsidiaries, offers a wide range of banking and financial services.

         Prior to the execution of the Merger Agreement, there was no material relationship between the Registrant and F&M or between any officers or directors of the Registrant and the officers or directors of F&M.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  (1) F&M's Unaudited Condensed Consolidated Balance Sheet as of June 30, 1999; Condensed Consolidated Statements of Earnings for the Six Months Ended June 30, 1999 and 1998; Condensed Consolidated Statements of Changes in Stockholders' Equity for the Six Months Ended June 30, 1999 and 1998; Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998; and related Notes to Condensed Consolidated Financial Statements were included in F&M's Form 10-Q for the quarter ended June 30, 1999, were incorporated by reference in the Registration Statement previously filed and are incorporated herein by reference.

                  (2) F&M's Consolidated Balance Sheets as of December 31, 1998 and December 31, 1997; Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996; Consolidated Statements of Changes in Shareholders' Equity for the Years Ended December 31, 1998, 1997 and 1996; Consolidated Statements of Cash Flows for the Years Ended

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                           December 31, 1998, 1997 and 1996; and related Notes
                           to Consolidated Financial Statements were included in F&M's Form 10-K for the year ended December 31, 1998, were incorporated by reference in the Registration Statement previously filed and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The Unaudited ProForma Condensed Combined Balance Sheet as of June 30, 1999 and the Unaudited ProForma Condensed Combined Statements of Income for the six month periods ended June 30, 1999 and 1998 and for each year in the three year period ended December 31, 1998 for the Registrant were included in the Registration Statement previously filed and are incorporated herein by reference.

         (c)      Exhibits:

         EX. NO.                DESCRIPTION

         2.1 Agreement and Plan of Merger, dated as of April 18, 1999, as amended and restated as of July 30, 1999, by and among Citizens Banking Corporation, Citizens Acquisition, Inc. and F&M Bancorporation, Inc. (incorporated by reference to Exhibit 2 of the Registrant's Registration Statement on Form S-4 filed September 3, 1999, Registration No. 333-86569).

        99.1     Press Release issued November 1, 1999.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CITIZENS BANKING


                                         /s/ Thomas W. Gallagher
                                         ------------------------------
                                         Thomas W. Gallagher, Secretary

Dated:  November 9, 1999



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                                 EXHIBIT INDEX

EX. NO.                       DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of April 18, 1999, as amended and restated as of July 30, 1999, by and among Citizens Banking Corporation, Citizens Acquisition, Inc. and F&M Bancorporation, Inc. (incorporated by reference to
                  Exhibit 2 of the Registrant's Registration Statement on Form S-4 filed September 3, 1999, Registration No. 333-86569).

99.1              Press Release issued November 1, 1999.